                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ JOHN F. BERGSTROM
                                                  ----------------------------
                                                  John F. Bergstrom

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ PASTORA SAN JUAN CAFFERTY
                                                  -----------------------------
                                                  Pastora San Juan Cafferty

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ PAUL J. COLLINS
                                                  ----------------------------
                                                  Paul J. Collins

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ ROBERT W. DECHERD
                                                  ----------------------------
                                                  Robert W. Decherd

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ THOMAS J. FALK
                                                  ----------------------------
                                                  Thomas J. Falk

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ WILLIAM O. FIFIELD
                                                  ----------------------------
                                                  William O. Fifield

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ CLAUDIO X. GONZALEZ
                                                  ----------------------------
                                                  Claudio X. Gonzalez

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ LOUIS E. LEVY
                                                  ----------------------------
                                                  Louis E. Levy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ FRANK A. MCPHERSON
                                                  ----------------------------
                                                  Frank A. McPherson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ LINDA JOHNSON RICE
                                                  ----------------------------
                                                  Linda Johnson Rice

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ WOLFGANG R. SCHMITT
                                                  ----------------------------
                                                  Wolfgang R. Schmitt

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O.
George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, in connection with the acquisition Safeskin Corporation, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December, 1999.

                                                  /s/ RANDALL L. TOBIAS
                                                  ----------------------------
                                                  Randall L. Tobias